Financial Instruments and Related Risks	12 Months Ended
Dec. 31, 2018
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Financial Instruments and Related Risks
25.	FINANCIAL INSTRUMENTS AND RELATED RISKS

(a)	Financial Assets and Liabilities by Categories

At December 31, 2018	Amortized cost	FVTOCI (1)	Fair value through profit or loss (“FVTPL”)	Effective hedging instruments	Total
Financial assets
Cash and cash equivalents	$134	$—	$—	$—	$134
Short-term investments	38	—	—	—	$38
Accounts receivable arising from sales of metal	—	—	58	—	$58
Equity securities (2)	—	190	—	—	$190
Derivative assets designated as hedging instruments	—	—	—	2	$2
Derivative assets not designated as hedging instruments	—	—	2	—	$2
Other current and non-current financial assets	38	—	—	—	$38
Total financial assets	$210	$190	$60	$2	$462
Financial liabilities
Debt	$(2,867)	$—	$—	$—	$(2,867)
Deferred payment obligation	(163)	—	—	—	$(163)
Accounts payable and accrued liabilities	(549)	—	—	—	$(549)
Derivative liabilities designated not designated as
hedging instruments	—	—	—	—	$—
Other current and non-current financial liabilities	(246)	—	—	—	$(246)
Total financial liabilities	$(3,825)	$—	$—	$—	$(3,825)

(1)

Investments in equity securities were designated as FVTOCI upon initial recognition as the management of the equity securities portfolio is not considered to be part of the Company’s core operations. As such, the Company believes that the financial results of the portfolio should not be reflected in the Company’s net (loss) earnings. Securities in the portfolio are disposed of when they no longer meet the Company’s long-term investment strategy. During the year ended December 31, 2018, the Company recognized a cumulative loss of $2 million (2017 - gain of $16 million) on the sale of its equity securities. The mark to market loss related to equity securities for the year ended December 31, 2018 was $108 million (tax of $nil) (2017 - loss of $17 million (tax of $nil)).

(2)	Includes the Company’s investment in Leagold. Subsequent to May 24, 2018, the Company ceased to have significant influence over Leagold and no longer recognizes it as an investment in associate.

At December 31, 2017	Amortized cost	FVTOCI	Fair value through profit or loss (“FVTPL”)	Effective hedging instruments	Total
Financial assets
Cash and cash equivalents	$186	$—	$—	$—	$186
Short-term investments	48	—	—	—	$48
Accounts receivable arising from sales of metal	3	—	110	—	$113
Equity securities	—	178	—	—	$178
Derivative assets designated as hedging instruments	—	—	—	2	$2
Derivative assets not designated as hedging instruments	—	—	1	—	$1
Other current and non-current financial assets	30	—	—	—	$30
Total financial assets	$267	$178	$111	$2	$558
Financial liabilities
Debt	$(2,483)	$—	$—	$—	$(2,483)
Deferred payment obligation	(182)	—	—	—	$(182)
Accounts payable and accrued liabilities	(547)	—	—	—	$(547)
Derivative liabilities designated not designated as hedging instruments	—	—	(2)	—	$(2)
Other current and non-current financial liabilities	(257)	—	—	—	$(257)
Total financial liabilities	$(3,469)	$—	$(2)	$—	$(3,471)

(b)	Derivative Instruments (“Derivatives”)

Derivatives Designated as Cash Flow Hedges

As part of Goldcorp’s Financial Risk Management Policy, unless otherwise approved by the Board of Directors, the Company can elect to hedge up to a maximum of 50%, 30% and 10% of forecasted operating, exploration, general administrative and sustaining capital (“operating and sustaining”) expenditures over the next 12 months, subsequent 13 to 24 months and subsequent 25 to 36 months, respectively, to manage the foreign currency risk associated with these expenditures. In addition, during the year ended December 31, 2016, the Company’s Board of Directors authorized the Company to hedge up to 50% of Mexican peso denominated forecasted expenditures in 2016 through 2018 for an expansionary capital project, the Pyrite Leach project (“PLP”), at Peñasquito. In 2016, the Company designated Mexican peso currency contracts as cash flow hedges of anticipated Mexican peso denominated PLP expenditures and operating and sustaining expenditures for Peñasquito. At December 31, 2018, there was no open position for these hedges (2017 – 2,245 million Mexican pesos).

In addition, under the Company’s Financial Risk Management Policy, the Company can elect to hedge up to a maximum of 50%, 30% and 10% of the Company’s consolidated forecast by-product base metal (lead, zinc and copper) sales volume over the next twelve months, subsequent 13 to 24 months, and subsequent 25 to 36 months, respectively, to hedge the commodity price risk associated with these forecast sales. During the year ended December 31, 2018, the Company entered into lead and zinc forward contracts which it designated as cash flow hedges of its forecast lead and zinc sales. At December 31, 2018, the Company had hedged approximately 0.6% and 1.3% of is forecast zinc and lead sales through December 31, 2019.

For both the Company’s foreign currency and commodity hedges, the Company designates the spot element of the forward contracts to hedge its currency and commodity price risk, as applicable, and applies a hedge ratio of 1:1 as the underlying risk of the foreign exchange and commodity forward contracts are identical to the hedged risk components.

The Company determines the existence of an economic relationship between the hedging instrument and hedged item based on the currency or commodity (as applicable), amount and timing of their respective cash flows. The Company assesses whether the derivative designated in each hedging relationship is expected to be and has been effective in offsetting changes in cash flows of the hedged item using the hypothetical derivative method whereby the Company compares past changes in the fair value of the forward contracts with changes in the fair value of a hypothetical derivative.

The main sources of hedge ineffectiveness in the hedges of forecast Mexican peso denominated expenditures are:

(i)	the effect of the counterparties’ and the Company’s own credit risk on the fair value of the forward contracts, which is not reflected in the fair value of the hedged item;

(ii)	differences in the timing of the hedged transactions; and

(iii)	for some of the Company’s foreign currency hedges, the impact of the fact that at the time of initial designation, the forward contracts were off-market (i.e. had an initial fair value).

The main sources of hedge ineffectiveness in the Company’s hedges of forecast lead and zinc sales are:

(i)	the effect of the counterparties’ and the Company’s own credit risk on the fair value of the forward contracts, which is not reflected in the fair value of the hedged item, and

(ii)	the difference in the metal pricing period for the forecasted metal sales and the pricing period for the hedging instrument.

The net gain on Derivative designated as cash flow hedges for the year ended December 31, 2018 recorded in OCI was $2 million (2017 – $15 million), net of tax expense of $1 million (2017 – $8 million), which represented the effective portion of the change in fair value of the hedges. The gain on the ineffective portion of the currency hedges of $3 million (2017 – $7 million) was included in Other (Expense) Income, net, in the Consolidated Statements of (Loss) Earnings. For the year ended December 31, 2018, $15 million (2017 – $nil) of Peñasquito’s revenues relate to realized and unrealized gains on commodity hedges.

(c)	Fair Value Information

(i)	Fair Value Measurements of Financial Assets and Liabilities Measured at Fair Value

The categories of the fair value hierarchy that reflect the significance of inputs used in making fair value measurements are as follows:

Level 1 – quoted prices in active markets for identical assets or liabilities;

Level 2 – inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (i.e., as prices) or indirectly (i.e., derived from prices); and

Level 3 – inputs for the asset or liability that are not based on observable market data.

The levels in the fair value hierarchy into which the Company’s financial assets and liabilities that are measured and recognized on the Consolidated Balance Sheets at fair value on a recurring basis were categorized as follows:

	At December 31, 2018		At December 31, 2017
	Level 1	Level 2	Level 1	Level 2
Cash and cash equivalents	$134	$—	$186	$—
Accounts receivable arising from sales of metal concentrates	—	58	—	110
Investments in securities	190	—	178	—
Derivative assets designated as cash flow hedges	—	2	—	2
Derivative assets not designated as cash flow hedges	—	2	—	1
Derivative liabilities not designated as cash flow hedges	—	—	—	(2)

At December 31, 2018, there were no financial assets and liabilities measured and recognized at fair value on a non-recurring basis.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2018. At December 31, 2018, there were no financial assets or liabilities measured and recognized on the Consolidated Balance Sheets at fair value that would be categorized as Level 3 in the fair value hierarchy. During the year ended December 31, 2018, the Company recognized impairment expense for certain of its mining interests, which adjusted their carrying amounts to their recoverable amounts, being their FVLCD. Valuation techniques and inputs used in the calculation of these fair value based amounts are categorized as Level 3 in the fair value hierarchy (note 20).

(ii)	Valuation Methodologies Used in the Measurement of Fair Value for Level 2 Financial Assets and Liabilities

Accounts receivable arising from sales of metal concentrates:

The Company’s metal concentrate sales contracts are subject to provisional pricing with the final selling price adjusted at the end of the quotational period. At the end of each reporting period, the Company’s accounts receivable relating to these contracts are marked-to-market based on quoted forward prices for which there exists an active commodity market.

Derivative assets and liabilities:

The Company’s derivative assets and liabilities were comprised of investments in warrants and foreign currency forward contracts. The fair values of the warrants are calculated using an option pricing model which utilizes a combination of quoted prices and market-derived inputs, including volatility estimates. Foreign currency forward contracts are valued using a combination of quoted prices and market-derived inputs including credit spreads.

(iii)	Fair Values of Financial Assets and Liabilities Not Already Measured at Fair Value

At December 31, 2018, the fair values of the Company’s notes payable and deferred payment obligation, as compared to the carrying amounts, were as follows:

	Level	Input	Carrying amount (1)	Fair value
$1.0 billion notes	1	Closing price	$995	$999
$1.5 billion notes	1	Closing price	1,005	1,005
Deferred payment obligation	2	4.75% (2)	163	163

(1)   Includes accrued interest payable.

(2)   Represents the Company’s current rate of borrowing for instruments of a similar term.

At December 31, 2018, the carrying amounts of the Company’s short-term investments, other current financial assets, accounts payable and accrued liabilities, term loans, and other current financial liabilities were considered to be reasonable approximations of their fair values due to the short-term nature of these instruments.

(d)	Financial Instruments and Related Risks

The Company manages its exposure to financial risks, including credit risk, liquidity risk, currency risk, interest rate risk and price risk in accordance with its Financial Risk Management Policy. The Company’s Board of Directors oversees management’s risk management practices by setting trading parameters and reporting requirements. The Financial Risk Management Policy provides a framework for the Company to manage the risks it is exposed to in various markets and to protect itself against adverse price movements. All transactions undertaken were to support the Company’s ongoing business. The Company does not acquire or issue derivative financial instruments for trading or speculative purposes.

The following describes the types of risks that the Company is exposed to and its objectives and policies for managing those risk exposures:

(i)	Credit Risk

Credit risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Company by failing to discharge its obligations. Credit risk is primarily associated with trade receivables; however, it also arises on cash and cash equivalents, short term investments, derivative assets, other receivables and accrued interest receivable. To mitigate exposure to credit risk on financial assets, the Company has established policies to limit the concentration of credit risk, to ensure counterparties demonstrate minimum acceptable credit worthiness and to ensure liquidity of available funds.

The Company closely monitors its financial assets and does not have any significant concentration of credit risk. The Company sells its products exclusively to large international financial institutions and other organizations with strong credit ratings. The historical level of customer defaults has been negligible and, as a result, the credit risk associated with trade receivables at December 31, 2018 is considered to be negligible. The Company invests its cash and cash equivalents and short term investments in highly-rated corporations and government issuances in accordance with its Short-term Investment Policy and the credit risk associated with its investments is considered to be low. Foreign currency and commodity contracts are entered into with large international financial institutions with strong credit ratings in order to minimize counterparty risk.

The Company’s maximum exposure to credit risk was as follows:

	At December 31 2018	At December 31 2017
Cash and cash equivalents	$134	$186
Short term investments	38	48
Accounts receivable arising from sales of metal concentrates	58	110
Other current and non-current financial assets	29	29
Current and non-current derivative assets	4	3
Accrued interest receivable (note 19a))	9	4
	$272	$380

(ii)	Liquidity Risk

Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with financial liabilities. The Company utilizes a planning, budgeting and forecasting process to help determine the funds required to support the Company’s normal operating requirements on an ongoing basis, its expansionary plans and its dividend distributions. The Company maintains committed loan facilities to meet its short-term business requirements, taking into account its anticipated cash flows from operations and its holdings of cash and cash equivalents.

During the year ended December 31, 2018, the Company generated cash flows from operations, one of the Company’s main sources of liquidity, of $791 million (year ended December 31, 2017 – $1,211 million). At December 31, 2018, Goldcorp held cash and cash equivalents of $134 million (December 31, 2017 – $186 million) and short-term investments of $38 million (December 31, 2017 – $48 million). At December 31, 2018, the Company’s working capital, defined as current assets less current liabilities, was negative $152 million (December 31, 2017 – negative $112 million), which was due primarily to the Company’s one-year non-revolving term loan agreements due in March 2019. The Company intends to repay the term loans using cash flow from operations, draws on its credit facility, and/or other short-term bank facilities in March 2019.

On March 14, 2018, the Company entered into three one-year non-revolving term loan agreements, totaling $400 million. The term loans bear interest at LIBOR plus 0.65%, reset monthly, and are repayable before March 14, 2019 without penalty. The proceeds from the term loans were used to repay the $500 million 2.125% senior unsecured notes that were due on March 15, 2018.

In June 2017, the Company completed the extension of its $3.0 billion credit facility term by one year to June 22, 2022. It was extended again in June 2018 by one year to June 30, 2023. The unsecured, floating rate facility bears interest at LIBOR plus 1.40% when drawn and 0.2% on the undrawn amount, based on Goldcorp’s current bond ratings, and is intended to be used for liquidity and general corporate purposes. At December 31, 2018, the balance outstanding on the revolving credit facility was $480 million (December 31, 2017 – $nil) with $2.52 billion available for the Company’s use (December 31, 2017 – $3.0 billion).

Certain of the Company’s borrowings are subject to various financial and general covenants with which the Company was in compliance at December 31, 2018.

At December 31, 2018, the Company had letters of credit outstanding in the amount of $419 million (December 31, 2017 – $420 million) of which $323 million (December 31, 2017 – $323 million) represented guarantees for reclamation obligations. The Company’s capital commitments for the next twelve months amounted to $301 million at December 31, 2018, including the Company’s funding obligation for the Norte Abierto project for the next twelve months. During 2017, the Company entered into an agreement with a vendor to construct the Coffee Project and to potentially manage its initial two years of operation. Subsequent to December 31, 2018, the Company terminated the agreement and is currently in discussions to sign a new contract in 2019 with the same vendor at which time future commitments related to the construction of the Coffee mine will be evaluated. There was no cost associated with the termination.

In the normal course of business, the Company enters into contracts that give rise to commitments for future minimum payments. The following table summarizes the remaining contractual maturities of the Company’s financial liabilities and operating and capital commitments, shown in contractual undiscounted cashflows:

						At December 31,
		At December 31, 2018				2017
	Within 1	2 to 3	4 to 5	Over 5
	year	years	years	years	Total	Total
Financial liabilities
Accounts payable and accrued liabilities	$549	$—	$—	$—	$549	$570
Derivative liabilities designated as hedging instruments	2	—	—	—	2	—
Derivative liabilities not designated as hedging instruments	2	—	—	—	2	2
Debt repayments (principal portion)	880	550	1,000	450	2,880	2,500
Deferred payment obligation	10	40	40	73	163	182
Other	1	4	1	16	22	29
	1,444	594	1,041	539	3,618	3,283
Other commitments
Capital expenditure commitments (1)	301	327	62	98	788	856
Operating expenditure commitments	381	145	257	256	1,039	619
Reclamation and closure cost obligations	74	50	45	1,792	1,961	1,572
Interest payments on debt	72	153	105	503	833	913
Minimum rental and lease payments (2)	10	10	6	8	34	35
Other	4	15	—	—	19	16
	842	700	475	2,657	4,674	4,011
	$2,286	$1,294	$1,516	$3,196	$8,292	$7,294

(1)

Contractual commitments are defined as agreements that are enforceable and legally binding. Certain of the contractual commitments may contain cancellation clauses; however, the Company discloses the contractual maturities of the Company’s operating and capital commitments based on management’s intent to fulfill the contract.

(2)	Excludes the Company’s minimum finance lease payments (note 23).

(iii)	Market Risk

Currency risk

Currency risk is the risk that the fair values or future cash flows of the Company’s financial instruments will fluctuate because of changes in foreign exchange rates. Exchange rate fluctuations may affect the costs that the Company incurs in its operations. Gold, zinc, silver, lead and copper are sold in US dollars and the Company’s costs are incurred principally in US dollars, Canadian dollars, Mexican pesos and Argentinean pesos. The appreciation or depreciation of non-US dollar currencies against the US dollar can increase or decrease the cost of metal production and capital expenditures in US dollar terms. The Company also holds cash and cash equivalents that are denominated in non-US dollar currencies which are subject to currency risk. Accounts receivable and other current and non-current assets denominated in non-US dollar currencies relate to goods and services taxes, income taxes, value-added taxes and insurance receivables. The Company is further exposed to currency risk through non-monetary assets and liabilities and tax bases of assets, liabilities and losses of entities whose taxable profit or tax loss are denominated in non-US currencies. Changes in exchange rates give rise to temporary differences resulting in a deferred tax liability or asset with the resulting deferred tax charged or credited to income tax expense.

In accordance with its Financial Risk Management Policy, the Company entered into Mexican peso forward contracts during the year ended December 31, 2016 to purchase the foreign currency at pre-determined US dollar amounts. The Company hedges a portion of its future forecasted Mexican pesos denominated operating and capital expenditures to reduce the currency risk exposure to the Mexican pesos (note 25(b)).

As of December 31, 2018, the Company was primarily exposed to currency risk through the following financial assets and liabilities, income and other taxes receivables (payables) and deferred income tax assets and liabilities denominated in foreign currencies.

	Financial asset and liabilities
At December 31, 2018	Cash and cash equivalents	Accounts receivable and other current and non-current assets	Accounts payable and accrued liabilities and non-current liabilities	Sales and indirect taxes recoverable	Income taxes receivable (payable), current and non-current	Deferred income tax liabilities, net
Canadian dollar	$1	$10	$(233)	$30	$7	$(173)
Mexican peso	10	10	(95)	213	(141)	(1,722)
Argentine peso	4	—	(49)	26	(9)	(373)
	$15	$20	$(377)	$269	$(143)	$(2,268)
At December 31, 2017
Canadian dollar	$5	$10	$(231)	$24	$35	$(270)
Mexican peso	3	18	(112)	174	(203)	(2,273)
Argentine peso	14	—	(57)	80	1	(396)
	$22	$28	$(400)	$278	$(167)	$(2,939)

During the year ended December 31, 2018, the Company recognized a net foreign exchange loss of $24 million (year ended December 31, 2017 – loss of $23 million), and a net foreign exchange loss of $272 million in income tax expense on income taxes receivable (payable) and deferred income taxes (year ended December 31, 2017 – gain of $9 million). Based on the Company’s net foreign currency exposures at December 31, 2018, depreciation or appreciation of applicable foreign currencies against the US dollar would have resulted in the following increase or decrease in the Company’s net loss:

At December 31, 2018	Possible exposure (1)	Impact on (loss) earnings excluding foreign currency exchange exposure related to taxes	Impact on (loss) earnings from foreign exchange exposure related to taxes
Canadian dollar	10%	$13	$108

Mexican peso	10%	9	53

Argentine peso	25%	3	42

(1)	Possible exposure is based on management’s best estimate of the reasonably possible fluctuations of foreign exchange rates in the next twelve months.

Interest Rate Risk

Interest rate risk is the risk that the fair values and future cash flows of the Company’s financial instruments will fluctuate because of changes in market interest rates. The Company is exposed to interest rate cash flow risk primarily on its outstanding debt subject to floating rates of interest, its shareholder loan related to Pueblo Viejo, term loan and credit facility, its cash and cash equivalents, and interest-bearing receivables. The Company is exposed to interest rate fair value risk primarily on its debt subject to fixed rates of interest (note 22). The Company monitors its exposure to interest rates and its exposures with a mix of fixed-and floating-rate debt, with 69% of total debt at December 31, 2018 subject to fixed rates. The weighted-average interest rate paid by the Company during the year ended December 31, 2018 on its revolving credit facility and term loans, subject to floating rates of interest was 3.2% (2017 – 3.0%). The average interest rate earned by the Company during the year ended December 31, 2018 on its cash and cash equivalents was 2.2% (2017 – 0.72%).

A 10% increase or decrease in the interest earned from financial institutions on deposits held would result in a nominal increase or decrease in the Company’s net earnings. There was no significant change in the Company’s exposure to interest rate risk during the year ended December 31, 2018.

Price Risk

Price risk is the risk that the fair value or future cash flows of the Company’s financial instruments will fluctuate because of changes in market prices. There was no significant change to the Company’s exposure to price risk during the year ended December 31, 2018.

The Company has a policy not to hedge gold sales. In accordance with the Company’s Financial Risk Management Policy, the Company may hedge up to 50%, 30%, and 10% of its by-product base metal sales volume over the next 12 months, subsequent 13 to 24 months, and subsequent 25 to 36 months, respectively, to manage its exposure to fluctuations in base metal prices. At December 31, 2018, $4 million and $5 million of the Company’s forecast zinc and lead sales have been hedged and were designated as hedges for accounting purposes.

The Company holds certain investments in equity securities which are measured at fair value, being the closing share price of each equity security, at the balance sheet date. The Company is exposed to changes in share prices which would result in gains and losses being recognized in other comprehensive income.